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                              SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT (the "Agreement") is made and entered into in Salt Lake City, Utah by and among Randall K. Reed, Tradequest International, Inc., a Mississippi corporation, Dennis Brovarone, Dean Casutt, and Dennis Neilsen as of the date executed by the parties below.

                              Explanatory Statement

         A. Tradequest International, Inc., (formerly Ethika Corporation), a Mississippi corporation and Tradequest, Inc., a Utah corporation entered into an Agreement and Plan of Reorganization dated November 27, 2000 which closed on April 10, 2001 whereby the Mississippi corporation was to acquire 100% of the outstanding common stock of the Utah corporation in exchange for 6,098,379 shares of the Mississippi corporation common stock.

         B. Dennis Neilsen and Dennis Brovarone were the directors of the Mississippi corporation at the time of the above Reorganization Agreement and resigned as such following the appointment of Dean Casutt, Catherine Casutt and Larry Casutt as the new officers and directors of the Mississippi corporation in April 2001.

         C. Randall K. Reed, invested certain funds with Dean Casutt in March 2001. Mr. Reed also was issued 765,000 shares of the Mississippi corporation common stock in exchange for common stock of the Utah corporation purportedly owned by Mr. Reed.

         D. In September 2001, Mr. Reed filed a legal proceeding in Utah District Court naming the Mississippi corporation and Messrs Brovarone, Casutt and Neilsen as defendants.

         E. The parties hereto believing it is in their mutual best interest to enter into this Settlement Agreement whereby the legal proceeding filed by Mr. Reed be dismissed as to the Mississippi corporation and Messrs Brovarone and Neilsen, the purported acquisition of the Utah corporation by the Mississippi corporation pursuant to the Reorganization Agreement by rescinded and held null and void and that Mr. Reed be issued a controlling interest in the Mississippi corporation for the purpose of the Mississippi being prepared for and seek out a reorganization into a new business.

         F. The parties acknowledge that the Mississippi corporation is currently in arrears to its transfer agent in the amount of approximately $3,000 and will require payment and a deposit of $1,000 prior to reactivating transfer of common stock. In addition, an estimated $2,000 will be required for the Mississippi corporation's auditors to complete the delinquent financial statements and reports to be filed with the U.S. Securities and Exchange Commission. The parties further acknowledge that the Mississippi corporation has filed neither state or federal income tax returns for the fiscal year ended December 31, 2001.

         NOW, THEREFORE, in consideration of the mutual covenants, promises, agreements, representations, and warranties hereinafter set forth, the parties hereto do hereby covenant, promise, agree, represent, and warrant as follows:

         1. Explanatory Statement Incorporated by Reference. The Explanatory Statement is incorporated by reference in this Agreement as a substantive part hereof The Parties represent and warrant to each other that the matters and facts set forth in the Explanatory Statement are true, correct, and complete.

         2. Closing. The closing (the "Closing") of this Settlement Agreement shall take place on July __, 2002(the "Closing Date"), at 10:00 A.M. o'clock Denver, Colorado time at the law offices of Larry Reed, Esq.

         3. Dismissal of Legal Action Randall K. Read agrees to file a Motion to Dismiss with Prejudice the legal action against the Mississippi corporation, Dennis Brovarone and Dennis Neilsen within ten business days of the execution of this agreement. Mr. Reed shall provide a copy of the filed Motion to Dismiss to all parties prior to closing.

         4. Rescission of the Reorganization Agreement. The undersigned as the officers and directors of the Utah corporation and the Mississippi corporation, both before and after the April 2001 reorganization, agree that the Reorganization Agreement is hereby rescinded, null and void and shall be considered by the two corporations and never having closed. As result thereof and conditioned upon the dismissal of the legal proceedings described above, the following events shall be deemed to have occurred as of the effective date of the dismissal:

         A. Dean Casutt, Catherine Casutt and Larry Casutt hereby appoint Randy Read, Karleen Read and Ashley R. Jorgensen as Directors of the Mississippi corporation and resign as officers and directors of the Mississippi corporation;

         B. The common stock issued to Dean Casutt (3,481,425 shares), Larry Casutt (45,000) and Choice Holdings (960,000 shares) are herewith returned to the new board of directors of the Mississippi corporation with medallion signature guaranteed stock powers of the registered holders thereof for cancellation;

         C. Randy Read, Karleen Read and Ashley R. Jorgensen as the new board of directors of the Mississippi corporation hereby authorize the issuance of the following shares of common stock:

        Randall K. Reed                             2,335,000 shares

         D. Dennis Brovarone and Dennis Neilsen waive any and all interest in those certain stock options granted pursuant to the Plan of Reorganization which are hereafter null and void.

         5. Investment and Due Diligence Representation. Randall Read acknowledges and agrees that he is acquiring the shares for his own account and agree not to distribute any shares within the meaning of the Securities Act of 1933 (the 1933 Act), unless an appropriate registration statement has been filed with the SEC or unless an exemption from registration under the 1933 Act is available. Each certificate for shares issued shall be stamped or otherwise imprinted with the following or a substantially similar legend:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") nor any state securities laws. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an opinion of counsel acceptable to the company that an exemption from such registration is available."

         By execution of this Agreement Mr. Read represents that he has sufficient investment sophistication and ability to take the financial risks associated with this transaction. Mr. Read also represents and warrants that he has performed an inquiry in the affairs and financial condition of the Mississippi corporation to his own satisfaction and is not relying upon any representation or warranties of any other person or party to this Settlement Agreement.

         6. Contribution of Legal Services. Dennis Brovarone agrees to contribute legal services to the Mississippi corporation with respect to the preparation and filing of delinquent Securities and Exchange Commission reports for the fiscal quarters ended June 30, 2001, September 30, 2001, fiscal year ended December 31, 2001, the fiscal quarter ended March 31, 2002, the fiscal quarter ended June 30, 2002 and the fiscal quarter ended September 30, 2002.

         7. Entire Agreement. This Agreement contains the entire Agreement among the parties which may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver.

         8. Choice of Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Utah. Any action to enforce the terms and conditions of this Agreement shall be brought in the State or Federal courts in and for Salt Lake City, Utah.

         9. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors, personal representatives and assigns.

         10. Counterpart and Facsimile Signatures. This Agreement may be executed in any number of counterparts of the signature page, each of which shall be considered an original. In addition, a signature which is reproduced by facsimile transmission shall be deemed an original.

AGREED TO AND ACKNOWLEDGED BY THE PARTIES HERETO AS BINDING THIS 19th DAY OF SEPTEMBER 2002.

TRADEQUEST INTERNATIONAL, INC.



/s/ Dean Casutt                             /s/Catherine Casutt
---------------                             -------------------
Dean Casutt                                 Catherine Casutt
Individually and as                         Individually and as
President, Director                         Secretary, Director


/s/ Dennis Brovarone                        /s/ Dennis Neilsen
--------------------                        ------------------
Dennis Brovarone                            Dennis Neilsen
Former Director                             Former Director


/s/ Randall K. Read                         /s/ Karleen Read
-------------------                         ----------------
Randall K. Read                             Karleen Read


/s/ Ashley R. Jorgensen
-----------------------
Ashley R. Jorgensen